Exhibit 10.26
(English Translation)

Supplier (Purchase and Sales) Contract for Industrial and Mineral Products
(Stamp for supervision of economy contract of Harbin Administration of Industry and Commerce)

The Supplier: Shenzhen Hongchou Technology Company
The Buyer: Harbin Pacific Dragon Fertilizers Co., Ltd

Contract No.: 20060102
Signed at: Harbin
Date: Dec 16th 2005

1.	Product Name, Trade Mark, Specification, Manufacturer, Quantity, Date of Delivery and Quantity

(Indication: if blanks are not enough, please add.)

								Date of Delivery and Quantity
Product name	Trade Mark	Specification	Manufacturer	Measurement Unit	Quantity	Unit Price	Total Amount	total
Monopotassium phosphate				Ton	1,000	8,150	8,150,000		Feb 2006
Glutin				Ton	410	28,000	11,480,000

Total in RMB (capitalization) : 19,630,000

2.	Quality requirement, technology standard, the requirements and terms of quality responsibility from the supplier: Technology content in the product should exceed 98%.

3.	Place of delivery and mode: No.20 of Dalian Road, Concentrated Development Zone, Pingfang District, Harbin, Heilongjiang Province.

4.	Term of Shipment, port of destination and expense: Highway freight transport. The supplier should pay the freight.

5.	Reasonable loss and calculating method: ±0.1%

6.	Packing standard, the supply and reclamation of packing: Granule: 50kg/bag; 25kg/bag.

7.	Checking standard, means, deadline of discrepancy: According to national and company standard. In one month

8.	Spare parts, fittings quantity and supply: None.

9.	Settlement and time limit: Another 20% pre-payment will be paid on Dec 26th, 2005 and left 70% amount will not be paid until the arrival of goods.

10.	If assurance is needed, a separate contract should be signed as the attachment of this contract: None.

11.	The liability for breach of contract: Both two parties should be compliance with the term 2 and 9. The breaching party should bear all responsibility.

12.	Settlement of disputes: Any dispute should be settled through negotiation or arbitration.

13.	Other clauses: Other material may be needed Price to be discussed.

The supplier: Shenzhen Hongchou Technology Company	The buyer: Harbin Pacific Dragon Fertilizers Co., Ltd	Comments of notary: Handled by: Notarizing Agent(stamp) Date: (Indication: except for government regulation, notarization is of one’s own accord.)
Address: (Corporate Seal)	Address:
Legal representative:	Legal representative:
Authorized agent: /s/Zhang Xiaotian	Authorized agent: /s/Wang Xianzhong
Tel:	Tel:
Telegraphic address:	Telegraphic address:
Deposit bank:	Deposit bank:
Account No.:45721807096	Account No.:
Postcode:	Postcode:

Term of Validity: Dec 16th, 2005-Dec 16th, 2008

Supervised by Harbin Administration of Industry and Commerce
Printed by Harbin Northeast Printing Office.